UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 29, 2007
                                                --------------------------------

                             GSAMP Trust 2007-HSBC1
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                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

          Delaware                333-139817-17                13-3387389
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation of           File Number of           Identification No.
         depositor)               issuing entity)            of depositor)

85 Broad Street, New York, New York                              10004
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(Address of principal executive offices of depositor)          (Zip Code)

Depositor's telephone number, including area code   (212) 902-1000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
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      The consent of PricewaterhouseCoopers LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the certificates issued by GSAMP Trust 2007-HSBC1, is attached hereto, as Exhibit 23.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

      (99)  Not applicable.

      (99)  Not applicable.

      (99)  Exhibits:

          23.1    Consent of Independent Registered Public Accounting Firm

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 29, 2007                     GS MORTGAGE SECURITIES CORP.


                                          By:   /s/ Michelle Gill
                                             -----------------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS

 Item 601(a) of         Description
 Regulation S-K         -----------
 Exhibit No.
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 23.1                   Consent of Independent Registered Public Accounting Firm